Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2077

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2020-4

Supplement to the Prospectus

Effective November 17, 2020, Mylan NV (ticker: MYL) has changed its name and ticker symbol to Viatris, Inc. (ticker: VTRS). As a result, all references in the Portfolio’s Prospectus to Mylan NV are now replaced with Viatris, Inc. Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of Viatris, Inc.

Additionally, effective November 17, 2020, each shareholder of record of Pfizer, Inc. (ticker: PFE) received approximately 0.124079 shares of common stock of Viatris, Inc. for every share of Pfizer, Inc. common stock held as of November 13, 2020. Viatris, Inc. formed as the result of Pfizer, Inc. spinning off its Upjohn business unit and the subsequent combination of the Upjohn business unit with Mylan NV.

Supplement Dated:   November 17, 2020